Veritiv Corporation Fourth Quarter and Fiscal Year 2016 Financial Results March 14, 2017 EXHIBIT 99.2

Tom Morabito Director of Investor Relations 2

Safe Harbor Provision Certain statements contained in this presentation regarding Veritiv Corporation’s (the “Company”) future operating results, performance, business plans, prospects, guidance and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to the Company or its business, have been used to identify such forward-looking statements. All forward-looking statements reflect only the Company’s current beliefs and assumptions with respect to future operating results, performance, business plans, prospects, guidance and other matters, and are based on information currently available to the Company. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the Company’s actual operating results, performance, business plans, prospects or guidance to differ materially from those expressed in, or implied by, these statements. Factors that could cause actual results to differ materially from current expectations include risks and other factors described under "Risk Factors" in our Annual Report on Form 10-K and elsewhere in the Company’s publicly available reports filed with the Securities and Exchange Commission (“SEC”), which contain a discussion of various factors that may affect the Company’s business or financial results. Such risks and other factors, which in some instances are beyond the Company’s control, include: the industry-wide decline in demand for paper and related products; increased competition from existing and non-traditional sources; adverse developments in general business and economic conditions as well as conditions in the global capital and credit markets; foreign currency fluctuations; our ability to collect trade receivables from customers to whom we extend credit; our ability to attract, train and retain highly qualified employees; the effects of work stoppages, union negotiations and union disputes; loss of significant customers; changes in business conditions in our international operations; procurement and other risks in obtaining packaging, paper and facility products from our suppliers for resale to our customers; changes in prices for raw materials; fuel cost increases; inclement weather, anti-terrorism measures and other disruptions to the transportation network; our dependence on a variety of IT and telecommunications systems and the Internet; our reliance on third-party vendors for various services; cyber-security risks; costs to comply with laws, rules and regulations, including environmental, health and safety laws, and to satisfy any liability or obligation imposed under such laws; regulatory changes and judicial rulings impacting our business; adverse results from litigation, governmental investigations or audits, or tax-related proceedings or audits; our inability to renew existing leases on acceptable terms, negotiate rent decreases or concessions and identify affordable real estate; our ability to adequately protect our material intellectual property and other proprietary rights, or to defend successfully against intellectual property infringement claims by third parties; our pension and health care costs and participation in multi-employer plans; increasing interest rates; our ability to generate sufficient cash to service our debt; our ability to comply with the covenants contained in our debt agreements; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time; changes in accounting standards and methodologies; our ability to realize the anticipated synergies, cost savings and growth opportunities from the Merger, our ability to integrate the xpedx business with the Unisource business, the possibility of incurring expenditures in excess of those currently budgeted in connection with the integration, and other events of which we are presently unaware or that we currently deem immaterial that may result in unexpected adverse operating results. The Company is not responsible for updating the information contained in this presentation beyond the published date, or for changes made to this document by wire services or Internet service providers. This presentation is being furnished to the SEC through a Form 8-K. The Company’s Annual Report on Form 10-K for the year ended December 31, 2016 to be filed with the SEC may contain updates to the information included in this presentation. We reference non-GAAP financial measures in this presentation. Please see the appendix for reconciliations of non-GAAP measures to the most comparable GAAP measures. 3

Mary Laschinger Chairman & CEO 4

Financial Results Please see the appendix for reconciliations of non-GAAP measures to the most comparable GAAP measures. $192M Adjusted EBITDA1 5.6% FY16 Actual YOY% Change $8.3B Net Sales (4.5)% 2016 Adjusted EBITDA came in near the upper end of the previously announced $185 - $195 million range 5 Adjusted EBITDA1

Fiscal Year 2016 Veritiv Net Sales 6 FY15 Net Sales FY16 Net Sales $8,327 $8,718 FX Effect (0.5%) (Dollars In Millions) Reported Net Sales = (4.5)% Core Net Sales (4.4%) One More Day 0.4%

2016 Highlights and 2017 Outlook 7 2016 Highlights: Integration Synergy capture Solid financial performance from Packaging and Facility Solutions Debt reduction 2017 Outlook: Synergy capture expected to remain on track, but pace slowing (as expected) Print, and particularly Publishing, facing industry pressures Facility Solutions continues to improve Investments in organic growth, especially in Packaging Foundation for inorganic growth 2017 Adjusted EBITDA is expected to be $190 - $200 million

Stephen Smith CFO 8

(Unaudited, Dollars In Millions, Except Per Share Amounts) 4Q16 YOY % Change FY16 YOY % Change Three Months Ended Year Ended December 31 December 31 Net sales $2,119 (3.7)% $8,327 (4.5)% Net sales per shipping day _ (2.1)% _ (4.9)% Cost of products sold $1,740 (3.6)% $6,826 (4.7)% Net sales less cost of products sold $379 (4.3)% $1,501 (3.6)% Net income $4.2 (58)% $21.0 (21)% Basic Earnings Per Share $0.26 (59)% $1.31 (22)% Diluted Earnings Per Share $0.26 (59)% $1.30 (22)% Adjusted EBITDA $50.1 (4.2)% $192.2 5.6 % Adjusted EBITDA as a % of net sales 2.4% 0 BPS 2.3% 20 BPS 1) Please see the appendix for reconciliations of non-GAAP measures to the most comparable GAAP measures. Veritiv Financial Results1 Fourth Quarter and Full Year 2016 9

Veritiv Segment Financial Results Fourth Quarter and Full Year 2016 10 Facility Solutions Publishing Print 4Q16 Three Months Ended December 31 YOY % Change FY16 Year Ended December 31 YOY % Change Net Sales $270 (12.4)% $1,034 (15.0)% Net sales per shipping day _ (10.9)% _ (15.3)% Adjusted EBITDA $7.2 (37.9)% $23.6 (32.0)% Adj. EBITDA as a % of net sales 2.7% (110 BPS) 2.3% (60) BPS 4Q16 Three Months Ended December 31 YOY % Change FY16 Year Ended December 31 YOY % Change Net Sales $748 2.0% $2,854 0.9 % Net sales per shipping day _ 3.7% _ 0.5 % Adjusted EBITDA $55.8 (0.5)% $221.2 4.0 % Adj. EBITDA as a % of net sales 7.5% (20 BPS) 7.7% 20 BPS 4Q16 Three Months Ended December 31 YOY % Change FY16 Year Ended December 31 YOY % Change Net Sales $320 (1.3)% $1,272 (1.4)% Net sales per shipping day _ 0.3% _ (1.8)% Adjusted EBITDA $12.7 10.4% $47.0 12.7 % Adj. EBITDA as a % of net sales 4.0% 50 BPS 3.7% 50 BPS 4Q16 Three Months Ended December 31 YOY % Change FY16 Year Ended December 31 YOY % Change Net Sales $748 (7.2)% $3,047 (6.9)% Net sales per shipping day _ (5.6)% _ (7.2)% Adjusted EBITDA $21.1 (3.2)% $76.8 (2.8)% Adj. EBITDA as a % of net sales 2.8% 10 BPS 2.5% 10 BPS (Unaudited, Dollars In Millions) Packaging

2017 Full Year Guidance Expectations11Our 2017 full year guidance expectations are as follows:•Adjusted EBITDA of $190 -$200 million•Cumulative net synergy capture of 80% –90% since the Merger closing•Incremental capital expenditures for integration projects of  $10 -$20 million•Ordinary course capital expenditures of $20 -$30 million•Free cash flow of at least $60 million 11

Synergies & One-Time Integration Costs 1) Includes ~ $55M of one-time integration capital expenditures; does not include approximately $27M of merger related expenses. For 2017, looking to achieve 80-90% of ~$225M synergy forecast 12 Cumulative forecasted synergies ~$225M ~ 55% ~70% 80% - 90% ~ 10% Forecasted costs to achieve1 ($225M): ~ 30% ~ 60% ~ 85% ~ 90-100% Key areas that synergies will be derived from include supply chain efficiencies and SG&A

Asset Based Loan Facility & Capital Allocation Capital Structure Capital Allocation Capital Allocation Priorities: Invest in the company FY16: CapEx totaled ~ $41M, with ~ $26M related to integration Expect 2017 incremental CapEx for integration projects of $10M - $20M Ordinary course 2017 CapEx expected to be $20 - $30M Pay down debt Return value to shareholders Invest in growth (organic and inorganic) At the end of December 2016: The borrowing base availability for the ABL facility was ~ $1.2 billion $727 million drawn against the ABL facility $430 million of available borrowing capacity Net debt to Adj. EBITDA 3.4x for the trailing 12 months 13

Questions 14

Mary Laschinger Chairman & CEO 15

Appendix: Reconciliation of Non-GAAP Financial Measures We supplement our financial information prepared in accordance with GAAP with certain non-GAAP measures including Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, restructuring charges, stock-based compensation expense, LIFO (income) expense, non-restructuring asset impairment charges, non-restructuring severance charges, non-restructuring pension charges, integration expenses, fair value adjustments on the contingent liability associated with the Tax Receivable Agreement ("TRA") and certain other adjustments) because we believe investors commonly use Adjusted EBITDA and these other non-GAAP measures as key financial metrics for valuing companies. In addition, the credit agreement governing our asset-based lending facility permits us to exclude the foregoing and other charges in calculating “Consolidated EBITDA”, as defined in the facility. We approximate foreign currency effects by applying the foreign currency exchange rate for the prior period to the local currency results for the current period. Adjusted EBITDA and these other non-GAAP measures are not alternative measures of financial performance under GAAP. Non-GAAP measures do not have definitions under GAAP and may be defined differently by, and not be comparable to, similarly titled measures used by other companies. As a result, we consider and evaluate non-GAAP measures in connection with a review of the most directly comparable measure calculated in accordance with GAAP. We caution investors not to place undue reliance on such non-GAAP measures and to consider them with the most directly comparable GAAP measures. Adjusted EBITDA and these other non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analyzing our results as reported under GAAP. Please see the following tables for reconciliations of non-GAAP measures to the most comparable GAAP measures. 16

Table I VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES NET INCOME TO ADJUSTED EBITDA; ADJUSTED EBITDA MARGIN (in millions, unaudited) Three Months Ended December 31, Year Ended December 31, 2016 2015 2016 2015 Net income $ 4.2 $ 10.1 $ 21.0 $ 26.7 Interest expense, net 6.4 7.2 27.5 27.0 Income tax expense 1.4 2.7 19.8 18.2 Depreciation and amortization 14.2 14.4 54.7 56.9 EBITDA 26.2 34.4 123.0 128.8 Restructuring charges 5.2 2.7 12.4 11.3 Stock-based compensation 1.1 0.8 8.3 3.8 LIFO (income) expense 6.3 0.5 3.6 (7.3) Non-restructuring asset impairment charges 3.7 2.1 7.7 2.6 Non-restructuring severance charges 0.7 1.4 3.1 3.3 Non-restructuring pension charges 0.1 — 2.4 — Integration expenses 6.3 6.3 25.9 34.9 Fair value adjustment on TRA contingent liability 0.1 2.0 4.9 1.9 Other 0.4 2.1 0.9 2.7 Adjusted EBITDA $ 50.1 $ 52.3 $ 192.2 $ 182.0 Net sales $ 2,119.4 $ 2,200.7 $ 8,326.6 $ 8,717.7 Adjusted EBITDA as a % of net sales 2.4% 2.4% 2.3% 2.1 % Appendix: Reconciliation of Non-GAAP Financial Measures 17

18 Appendix: Reconciliation of Non-GAAP Financial Measures Table II VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES FREE CASH FLOW (in millions, unaudited) Year Ended December 31, 2016 Net cash flows provided by operating activities $ 140.2 Less: Capital expenditures (41.0) Free cash flow 99.2 Add back: Cash payments for restructuring expenses 6.8 Cash payments for integration expenses 30.5 Cash payments for integration-related capex 25.5 Free cash flow excluding cash impact of restructuring and integration-related items $ 162.0

19 Appendix: Reconciliation of Non-GAAP Financial Measures Table III VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES NET DEBT TO ADJUSTED EBITDA (in millions, unaudited) December 31, 2016 December 31, 2016 Amount drawn on ABL Facility $ 726.9 Less: Cash (69.6) Net debt 657.3 Last Twelve Months Adjusted EBITDA $ 192.2 Net debt to Adjusted EBITDA 3.4x Last Twelve Months December 31, 2016 Net income $ 21.0 Interest expense, net 27.5 Income tax expense 19.8 Depreciation and amortization 54.7 EBITDA 123.0 Restructuring charges 12.4 Stock-based compensation 8.3 LIFO (income) expense 3.6 Non-restructuring asset impairment charges 7.7 Non-restructuring severance charges 3.1 Non-restructuring pension charges 2.4 Integration expenses 25.9 Fair value adjustments on TRA contingent liability 4.9 Other 0.9 Adjusted EBITDA $ 192.2

Veritiv Corporation Fourth Quarter and Fiscal Year 2016 Financial Results March 14, 2017